SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 17, 1998



                               ECHO BAY MINES LTD.
             (Exact name of registrant as specified in its charter)



INCORPORATED UNDER THE LAWS            1-8542                   NONE
        OF CANADA                    (Commission           (IRS Employee
(State or other jurisdiction         File Number)         Identification No.)
     of incorporation)



6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000,               80111-4957
              ENGLEWOOD, CO                                  (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 714-8600




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        99.1   Press release dated February 17, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ECHO BAY MINES LTD.
                                  (Registrant)


Date  February 20, 1998           By: /S/    PETER H. CHEESBROUGH
                                      ------------------------------------------
                                  Name:  Peter H. Cheesbrough
                                  Title: Senior Vice President, Finance and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
   No.         Description

   99.1        Press release dated February 17, 1998